SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): May 15, 2003 (May 9, 2003)

                          eResource Capital Group, Inc.

             (Exact name of registrant as specified in its charter)

           Delaware                                       1-8662
 ----------------------------------       -------------------------------------
  (State or other jurisdiction                (Commission File Number)
            of incorporation)

                                    23-226039
 ------------------------------------------------------------------------------
                      (IRS Employer Indentification Number)

               6836 Morrison Blvd., Suite 200, Charlotte, NC 28211
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

ITEM 5. Regulation FD Disclosure


On May 9, 2003, eResource Capital Group, Inc. ("RCG") sent a letter to its shareholders notifying them that RCG's Annual Report on Form 10KSB for the fiscal year ended June 30, 2002 can be obtained at www.eresourcecapital.com. The specific instructions to access the 10KSB were as follows:

1) Access the "Investor Relations" tab at www.eresourcecapital.com; 2) Access the SEC filings tab; 3) Click "to view a complete listing of RCG's SEC filings";
4) Access the 10KSB with a file date of September 30, 2002; and 5) Select option 1, "Online HTML Version"

Additionally, RCG shareholders can receive a mailed copy of the 10KSB by sending their name and address to 6836 Morrison Boulevard, Suite 200, Charlotte, NC 28211, Attn: RCG Investor Relations Department.

Additionally, RCG gave shareholders notice that RCG intends to hold its next Annual Meeting of Stockholders in November, 2003. A subsequent notice will be circulated to shareholders once the Annual Meeting date is finalized.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

eResource Capital Group, Inc.

Date: May 15, 2003                      By: /s/ MICHAEL PRUITT
                                        -----------------------------------
                                        Michael Pruitt
                                        Chief Executive Officer


                                  EXHIBIT INDEX

5.1       Press release by eResource Capital Group, Inc. dated May 13, 2003.

5.2  Letter to shareholders by eResource Capital Group, Inc. dated May 9, 2003



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EXHIBIT 5.1

RCG Announces Online Availability of Fiscal 2002 Financial Reports

Charlotte,  NC--May 13,  2003--eResource  Capital Group,
Inc. ("RCG", AMEX: RCG) is pleased to announce that its Annual Report on Form 10KSB for the fiscal year ending on June 30, 2002 is available online at www.eresourcecapital.com.
   ------------------------

Shareholders who do not have access to the Internet or who would prefer to receive a mailed copy of the Company's Annual Report can contact RCG directly to request a copy from RCG's Investor Relations department at 6836 Morrison Blvd, Suite 200, Charlotte, NC 28211. Additionally, RCG recently sent a letter notifying shareholders how to access this report online and how to request a copy directly from RCG.

About eResource Capital Group  (RCG)
eResource Capital is listed on the American Stock Exchange and trades under the symbol RCG. RCG is focused on delivering to shareholders rapidly growing, relatively low risk revenues, along with steadily increasing profitability. RCG reported revenues of $18.8 million and $16.8 million for the quarters ending 9/30/02 and 12/31/02. The majority of RCG's revenues are derived from a highly specialized travel service organization, flightserv, which delivers a unique turnkey air service. RCG also has two business focused on the technology services sector, which consist of a wholly-owned software and IT services division, Logisoft Corp. and home technology services from Lifestyle Innovations, Inc., which is a separately traded public company (OTCBB: LFSI). RCG owns approximately 15.7 million restricted common shares of LFSI, which represents an equity ownership of approximately 77% of the company. More information is available on RCG at www.eresourcecapital.com.





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EXHIBIT 5.2

                          eResource Capital Group, Inc.
                       6836 Morrison Boulevard, Suite 200
                               Charlotte, NC 28211

   NOTICE OF ANNUAL REPORT OF eRESOURCE CAPITAL GROUP (the "COMPANY") FOR THE
       FISCAL YEAR ENDED JUNE 30, 2002 AND ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of eResource Capital Group, Inc.:

Notice is hereby given that the Company's Annual Report on Form 10KSB for the fiscal year ended June 30, 2002 can be obtained at WWW.ERESOURCECAPITAL.COM.

In order to access the 10KSB from WWW.EREOURCECAPITAL.COM:

6) Access the "Investor Relations" tab; 7) Access the SEC filings tab;
8) Click "to view a complete listing of RCG's SEC filings"; 9) Access the 10KSB with a file date of September 30, 2002; and 10) Select option 1, "Online HTML Version"

If you do not have access to the Internet or if you would prefer to receive a mailed copy of the 10KSB, please send your name and address to 6836 Morrison Boulevard, Suite 200, Charlotte, NC 28211, Attn: RCG Investors Relations Department.

Notice is also hereby given that the Company will hold its next Annual Meeting of Stockholders in November, 2003. A subsequent notice will be circulated once the Annual Meeting date is finalized.



                                          Sincerely,

                                          /s/ MICHAEL PRUITT
                                          Chief Executive Officer and President
Charlotte, NC,
May 9,2003


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